SSgA FUNDS

SUPPLEMENT DATED DECEMBER 17, 2014

TO

PROSPECTUS

DATED DECEMBER 18, 2013,

AS SUPPLEMENTED JUNE 24, 2014

AND

STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 18, 2013,

AS AMENDED AND RESTATED JUNE 24, 2014

SSgA IAM SHARES FUND

(TICKER SYMBOL: SIAMX)

The Prospectus and Statement of Additional Information for the SSgA IAM SHARES Fund (the “Fund”) is hereby supplemented. The following information supersedes any information to the contrary regarding the Fund contained in the Fund’s Prospectus and Statement of Additional Information:

The SSgA Funds’ Board of Trustees has approved a Plan of Liquidation and Termination of Sub-Trust (the “Plan”) with respect to the Fund, pursuant to which the Fund is expected to be liquidated and terminated on or prior to January 23, 2015 (the “Liquidation Date”). During the period between the effective date of the Plan (January 16, 2016) and the Liquidation Date, the Fund will engage in business and activities solely for the purposes of winding up its business and affairs and making a distribution of its assets to shareholders, and may not pursue or achieve its investment objective. SSgA Funds Management, Inc. will cap the total expenses of the Fund at 0.39% through the liquidation of the Fund.

In anticipation of the Fund’s liquidation, the Fund will cease the sale of its shares to new investors upon the close of business on January 16, 2015; however, shares of the Fund may continue to be offered through intermediaries that currently have relationships with the Fund and to current shareholders having accounts directly with the Fund. Effective upon the close of business on January 16, 2015, the Fund will no longer accept orders from existing shareholders to purchase additional shares. Current shareholders of the Fund may, consistent with the requirements set forth in the Prospectus, redeem or exchange their shares into shares of the same class of other SSgA Funds at any time prior to the Liquidation Date.

At or immediately prior to the Liquidation Date, the Fund shall, if necessary, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Fund all of the Fund’s investment company taxable income for taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

IAMSHARESPROSUPP1